Exhibit 32.1

CHANTICLEER HOLDINGS, INC.

Form 10-K for the fiscal year ended December 31, 2013

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Pruitt, certify that:

1.	I am the Chief Executive Officer of Chanticleer Holdings, Inc. (the “Issuer”).
2.	Attached to this certification is a Form 10-K for the fiscal year ended December 31, 2013 (the “Report”) filed by the Issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•	The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer for the periods presented.

March 31, 2014	/s/ Michael D. Pruitt
Michael D. Pruitt
President, Chief Executive Officer
(Principal Executive Officer)